UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2020

GLOLEX INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-211986	98-1291924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1306 Hertel Avenue, Suite 3

Buffalo, NY 14216

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 718-902-7450

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2020, Glolex Inc. (the “Company”) filed Amended and Restated Articles of Incorporation (the “Articles”) with the Secretary of State of the State of Nevada to effect the following actions:

1.	To increase the Company’s authorized shares of common stock from 75,000,000 to 100,000,000;
2.	To create and authorize 10,000,000 shares of “blank check” preferred stock;
3.	To effect a 1:12.6374 forward stock split of the Company’s common stock;
4.	To provide the Company’s Board of Directors with the authority to make, alter, or amend the Company’s by-laws;
5.	To include a provision regarding related party transactions in accordance with the Nevada Revised Statutes (the “NRS”); and
6.	To include a provision limiting the personal liability of directors and officers of the Company in accordance with the NRS.

The foregoing description of the Articles is not complete and is subject to, and qualified in its entirety by, the full text of the Articles, which are attached to this Current Report on Form 8-K as Exhibit 3.1, the terms of which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of March 5, 2020, in accordance with the applicable provisions of the NRS, the Board of Directors (the “Board”) of the Company adopted resolutions approving the following proposed actions (each, an “Action” and collectively, the “Actions”):

1.	To change the name of the Company from Glolex Inc. to Omnia Wellness Inc.;
2.	To increase the Company’s authorized shares of common stock from 75,000,000 to 100,000,000;
3.	To create and authorize 10,000,000 shares of “blank check” preferred stock;
4.	To effect a 1:12.6374 forward stock split of the Company’s common stock;
5.	To adopt an Amendment to the Articles of Incorporation and/or Amended and Restated Articles of Incorporation to incorporate the amendments described in actions (1), (2), (3) and (4) in this Item 5.07 above, which would also include provisions:

(i)	providing the Board with the authority to make, alter, or amend the Company’s by-laws;
(ii)	regarding related party transactions in accordance with the NRS;
(iii)	limiting the personal liability of directors and officers of the Company in accordance with the NRS;

6.	To change the Company’s ticker symbol; and
7.	To adopt the Company’s 2019 Equity Incentive Plan, subject to certain conditions.

Also as of March 5, 2020, pursuant to the applicable provisions of the NRS, the Company received a written consent approving the Actions from the holder of the common stock of the Company holding an aggregate of 4,167,937 shares of the common stock of the Company, representing approximately 95.6% of the Company’s outstanding shares of voting capital stock.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
3.1	Amended and Restated Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2020

GLOLEX INC.

By:	/s/ Amer Samad
Name:	Amer Samad
Title:	Chief Executive Officer

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